Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen Performance Plus Municipal Fund, Inc.
811-05809

The annual meeting of shareholders was held on July 25, 2011, at the offices of Nuveen Investments; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 31, 2011.

Voting results are as follows:

<c>To approve the elimination of the
Funds fundamental investment policy
relating to the Funds ability to make loans
   For
           27,101,041
                    4,217
   Against
             1,350,007
                          -
   Abstain
                853,354
                          -
   Broker Non-Votes
             6,522,661
                          -
      Total
           35,827,063
                    4,217



To approve the new fundamental
investment policy relating to the Funds
ability to make loans


   For
           27,037,448
                    4,217
   Against
             1,409,990
                          -
   Abstain
                856,363
                          -
   Broker Non-Votes
             6,523,262
                          -
      Total
           35,827,063
                    4,217



To approve the elimination of the Funds
fundamental policy relating to investments in municipal securities and below investment grade securities.


   For
           26,985,248
                    4,217
   Against
             1,491,541
                          -
   Abstain
                827,012
                          -
   Broker Non-Votes
             6,523,262
                          -
      Total
           35,827,063
                    4,217



To approve the new fundamental policy
relating to investments in municipal
securities for the Fund.


   For
           27,191,240
                    4,217
   Against
             1,288,668
                          -
   Abstain
                823,892
                          -
   Broker Non-Votes
             6,523,263
                          -
      Total
           35,827,063
                    4,217



To approve the elimination of the
fundamental policy relating to investing in other investment companies.


   For
           27,116,616
                    4,217
   Against
             1,388,228
                          -
   Abstain
                798,956
                          -
   Broker Non-Votes
             6,523,263
                          -
      Total
           35,827,063
                    4,217



To approve the elimination of the
fundamental policy relating to derivatives and short sales.


   For
           26,982,716
                    4,217
   Against
             1,470,989
                          -
   Abstain
                847,335
                          -
   Broker Non-Votes
             6,526,023
                          -
      Total
           35,827,063
                    4,217



To approve the elimination of the
fundamental policy relating to
commodities.


   For
           27,040,144
                    4,217
   Against
             1,419,923
                          -
   Abstain
                843,733
                          -
   Broker Non-Votes
             6,523,263
                          -
      Total
           35,827,063
                    4,217



To approve the new fundamental policy
relating to commodities.


   For
           27,051,898
                    4,217
   Against
             1,405,466
                          -
   Abstain
                846,435
                          -
   Broker Non-Votes
             6,523,264
                          -
      Total
           35,827,063
                    4,217

Proxy materials are herein incorporated by reference to the SEC filing on June 22, 2011, under Conformed Submission Type DEF 14A, accession number 0000950123-11- 060814.